NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 26, 2013

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 1, 2013

The Board of Trustees of the Fund has approved the following changes, effective February 10, 2014:

Class C shares of the Fund will be re-designated Class C2 shares. Class C2 shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 shares will not be eligible for the reinstatement privilege. Class C2 shareholders will be eligible to exchange their shares into Class C2 shares of other Nuveen Municipal Bond Funds. Class C2 shareholders will also remain eligible to exchange their shares into Class C shares of any other Nuveen Mutual Fund, but if they exchange back into a Nuveen Municipal Bond Fund, they will be issued newly established Class C shares with the terms set forth below.

The Fund intends to offer a new share class, designated as Class C, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-INTDS-1113P